EXHIBIT 99.4


                                 REVOCABLE PROXY


                                  BANKERS CORP.
                                210 Smith Street
                          Perth Amboy, New Jersey 08861

  This Proxy is solicited on behalf of the Board of Directors of Bankers Corp.
     for the Annual Meeting of Shareholders to be held on August 28, 1997.

          The undersigned shareholder of Bankers Corp. hereby appoints _________________, _________________ and _______________, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Bankers Corp. held of record by the undersigned on July 3, 1997, at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on August 28, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Joint Proxy Statement/Prospectus, dated
July 21, 1997, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

          This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 2 and FOR the proposals listed in Items 1, 3 and 4.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                        Please mark your
                                                       vote as indicated  | X |
                                                        in this example


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 The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 2 and a vote "FOR" each of the proposals in Items 1, 3 and 4.
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1.    Approval of the Agreement and            FOR      AGAINST    ABSTAIN
      Plan of Merger, dated February
      5, 1997, between Bankers Corp.          |   |      |   |       |   |
      and Sovereign Bancorp, Inc. (the
      "Merger Agreement") pursuant
      to which Bankers Corp. will
      merge with and into Sovereign
      Bancorp, Inc.


4.    Authorization of the Board of            FOR      AGAINST    ABSTAIN
      Directors, in its discretion, to
      direct the vote of proxies upon         |   |      |   |       |   |
      such matters incident to the
      conduct of the Annual Meeting as
      may properly come before the
      Annual Meeting, and any
      adjournment or postponement
      thereof, including, without
      limitation, a motion to adjourn
      the Annual Meeting.


2.    Election of two Directors for         FOR
      a term of three years each.      All nominees
      Nominees: Andrew P. Arbes         (except as         WITHHOLD
      and Joseph H. Harrigan             otherwise         for all
                                         indicated)         nominees
      Instruction: TO WITHHOLD              | |               | |
      AUTHORITY to vote for any
      individual nominee, write
      that nominee's name in the
      space provided:
      --------------------------------
3.    Ratification of the                      FOR      AGAINST    ABSTAIN
      appointment of KPMG Peat Marwick
      LLP as independent auditors for the     |   |      |   |       |   |
      year ending December 31, 1997.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Joint Proxy Statement/Prospectus, dated July 21, 1997
For the Annual Meeting.

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for (Signature(s))

Dated: _______________________________________________________________, 1997
Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.


                              FOLD AND DETACH HERE